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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 7, 2003
                                                         ----------------

                                  Langer, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


        Delaware                    0-12991                11-2239561
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(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                 File Number)          Identification No.)


    450 Commack Road, Deer Park, New York                       11729 - 4510
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: 631-667-1200
                                                    ------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

          Exhibit 99.1 Press Release dated November 7, 2003 with respect to the Registrant's financial results for the third quarter ended September 30, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition

     On November 7, 2003, Langer, Inc. (the "Registrant") announced financial results for the third quarter ended September 30, 2003. A copy of the press release announcing the Registrant's earnings results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1.



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2003

LANGER, INC.

By: /s/ Andrew H. Meyers
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    Andrew H. Meyers
    President and Chief Executive Officer


By: /s/ Anthony J. Puglisi
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    Anthony J. Puglisi
    Vice President and Chief Financial Officer



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                                  Exhibit Index

Exhibit 99.1   Press Release dated November 7, 2003